UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2012

PROGAMING PLATFORMS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-168527	98-0663823
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Mazeh Street, Apartment 12,
Tel Aviv, Israel 65789
(Address of principal executive offices and Zip Code)

+ 972 (54) 222-9702

(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(b)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

ProGaming Platforms Corp. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on March 30, 2012 to report a restatement of its 2010 Financial Statements.  The final paragraph below and Exhibit 7.1 attached hereto shall amend and supplement the original filing made on March 30, 2012.

On March 28, 2012, the Company was advised by its independent accountants that the Company’s financial statements for the year ended December 31, 2010 (the “2010 Financial Statements”) should have recorded an estimated research and development cost in the amount of $17,100, and therefore should be restated  and should no longer be relied upon.

The Company has included the restated 2010 Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2011, which has been filed simultaneously with this report.  The extent of the restatement is to include the estimated research and development cost.

Prior to this restatement, the 2010 Financial Statements did not include any research and development expenses in the year ending December 31, 2010, but the Company disclosed in its report on Form 10-K for the year ended December 31, 2010 that it had received, at no cost, research and development services from Tamir Levinas, the Company's Chief Executive Officer, and from a company under his control. The Company's independent accountants have concluded that the value of the research and development services provided by Mr. Levinas should have been recognized as costs incurred in the period in which the Company received the services.

Accordingly, the 2010 Financial Statements have been restated to include approximately $17,100 in research and development expenses as shareholder's contribution.

The effect of the restatement on the Company's previously issued 2010 financial statements is as follows:

Increase in additional paid in capital from shareholder's contribution services	$17,100
Increase in accumulated deficit	$17,100
Increase in research and development expenses	$17,100
Increase in net loss	$17,100

The Company’s Board of Directors and management discussed with the Company's independent accountants the matters disclosed in this filing pursuant to this Item 4.02(b).

As of the time of the original Form 8-K, the Company's independent accountants had not provided the Company with a letter stating whether or not it agrees with the statements made by the Company in the report.  On May 7, 2012, the Company received a letter from its independent accountants stating that it agrees with the statements the Company made in this report.  The Company is filing a copy of the letter with the SEC as an exhibit to this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit.

7.1	Letter from Yarel & Partners to the United States Securities and Exchange Commission, dated May 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGAMING PLATFORMS CORP.

Date: May 7 , 2012	By:	/s/ Doron Uziel
	Name:	Mr. Doron Uziel
	Title:	Chief Financial Officer